UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08791

Conseco StockCar Stocks Mutual Fund, Inc.
(Exact name of registrant as specified in charter)

11825 N. Pennsylvania Street
Carmel, IN 46032
(Address of principal executive offices) (Zip code)

William P. Kovacs, Esq.
11825 N. Pennsylvania Street
Carmel, IN 46032
(Name and address of agent for service)

317-817-6422
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2004

Date of reporting period: 03/31/2004

March 31, 200
(unaudited)

Semi-Annual Report
Conseco StockCar Stocks Index Fund
Investing in the companies that support America’s #1 spectator sport

POWERED BY THE GROWTH OF STOCKCAR RACING’S TOP CORPORATE SPONSORS

The horsepower behind the Fund’s performance return potential comes from the companies it invests in. Each is either a major sponsor, or is closely associated with many –if not all – of the NASCAR Nextel Cup Series events you enjoy.

GUIDED BY AN ESTABLISHED INDEX

The Fund relies on the Conseco StockCar Stocks Index? (the "Index") to guide it through the market’s twists and turns. The American Stock Exchange (AMEX) calculates and publishes the Index’s daily value, under the ticker symbol RCE.

An index is an unmanaged portfolio typically used to determine the performance of a specific market sector. While it is not possible to invest directly in an index, this Fund essentially mirrors its Index in terms of the companies it holds and the size of each holding. Since index funds are passively managed, any time there is a change in the Index1, the same change is made in the Fund’s holdings.

Certain risk factors will be present in the Fund to the extent that they are present in the holdings of the Index. For example: smaller companies historically have been subject to greater volatility than larger companies.

MANAGED BY 40|86 ADVISORS

Behind the Fund’s portfolio and investment philosophies lies 40|86 Advisors, Inc. ("40|86"), the Fund’s investment adviser. As of March 31, 2004, 40|86 had more than $26 billion in assets under management.

40|86 is a wholly-owned subsidiary of, and the principal investment adviser for, the insurance companies of Conseco, Inc. Through its subsidiaries and nationwide network of distributors, Conseco provides products and services to more than 5 million customers.

TICKER SYMBOL: SCARX

[1]
To own all the stocks in the Conseco StockCar Stocks Index, we estimate the Fund needs to have at least $25 million to invest. (As of March 31, 2004, it had $5.5 million.) Until the Fund reaches that investment level, we may buy a selection of stocks — and other securities — chosen to track the Index as closely as possible. During this phase, we can’t guarantee that our selection will come close to matching the Index’s performance.

TABLE OF CONTENTS	CONSECO STOCKCAR STOCKS INDEX FUND
Semi-Annual Report

This report is for the information of Conseco StockCar Stocks Index Fund shareholders. It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

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PORTFOLIO MANAGER’S REVIEW

March 31, 2004

HAPPY DAYS ARE HERE AGAIN!

In a Presidential election year (and with no bias toward either major party), could there be a more appropriate way to portray recent stock market performance than to trot out the song so long associated with political campaigns? What a ride the stock market has given us over the past year and more. Over the shorter term, taking the Standard & Poor 500 Index (the "Index") as a proxy, stocks jumped 14.08% from the Fund’s September year-end to March 31, 2004.(3) For the latest quarter ended March 31, 2004, the Index was up 1.69%. For calendar year 2003, the Index climbed 28.69%, ending a three-year period of sharply falling prices and, from the lows of 2002, the Index has regained nearly half the ground lost from the peak in 2000. Not to be left behind, shares of Conseco StockCar Stocks Index Fund likewise continued on an upward path. For the six-months through March 31, the NAV rose 13.54%,(1) lagging slightly behind its two primary benchmarks, the Standard & Poor 500 Index and the Conseco StockCar Stocks Index. Unfettered by the cash flows, management/custodian fees and trading costs incurred by funds, indices will normally be expected to record slightly better performance.

LET’S GO RACING.

Despite the uncertainties of the past couple years, investors seem to have warmed to the idea that equities are the place to be. To be sure, first-quarter 2004 performance was a bit more muted than that of the recent past. However, none of the negative campaigning that accompanies the every four year battle for control of the White House, the "he-said/she-said" testimony before the 9/11 Commission, unsettling global events (ongoing hostilities and rising casualties in Iraq, the long-standing conflict between Israel and the Palestinians, the train bombings in Madrid, the disputed elections in Taiwan, to name a few) nor a still subdued economic recovery, have so far put a serious dent in the market’s advance. Clearly, financial markets have been willing to discount bad news and remain up beat.

The latest batch of economic data has been roughly in line with expectations. February orders for durable goods rose 2.5%, largely the result of a surge in aircraft and motor vehicle orders. A widely watched survey of manufacturing activity surged in March - the Institute of Supply Management said that recent readings have been the strongest in 20 years, with 19 of 20 industries reporting higher production and orders. On the energy front, OPEC has hinted at production cuts, triggering a rise in crude oil prices, but this has yet to impact either producer or consumer prices, probably because energy prices are often very volatile. Finally, the Commerce Department said construction activity has been flat, largely because of bad weather.

Earlier on, rapid economic growth was taken for granted, and rising interest rates were more to be feared than slow growth. While the Fed has acknowledged that rates will have to rise at some point, low inflation, slower growth, and softness in labor markets give the central bank some breathing room to keep shorter-term rates tilted toward ease, although yields on longer-term Treasury issues have recently crept up.

The most troubling feature of the economic rebound is that it has not given rise to much jobs growth, nor a drop in the unemployment rate. Another disquieting factor is the continued "outsourcing" of jobs to lower wage overseas locations. The March jobs report showed that 308,000 new positions were added, the best showing in four years. Employers have been slow to add new hires until they are themselves convinced of the recovery’s staying power. The latest blockbuster jobs data follows several disappointing months, so it’s likely that investors will await more such positive news.

THE STANDINGS.

It’s widely held thought that one reason Berkshire Hathaway’s long-term performance is so impressive is that Warren Buffett’s willingness to invest for the longer-term removes two burdens, the need to "time" market swings and the tax consequences of portfolio trading. Numerous studies of companies and financial markets confirm that low turnover helps improve performance. Of course, in the shorter-term, spectacular results are what makes headlines. Since September 2003, 91% of the Fund’s stocks have posted positive returns, with the average stock gaining 13.7%. The median increase was slightly higher at 14.3% - the median, of course, is the exact point dividing the number of holdings into separate halves. Target Corp. (NYSE – TGT), RC2 Corp. (NASDAQ – RCRC) and Black & Decker Corp. (NYSE – BDK) were first across the finish line. Target chalked up a 53% increase as retail sales have strengthened, and as same store sales gains have been robust. Target’s core discount sales have actually grown faster than Wal-Mart’s, and many investors expect the company to eventually divest its department store operations which have been a drag as consumers have voted for low price and convenience over higher end merchandise. Despite negative industry trends, RC2 Corp. managed a 42% stock price increase since September 2003, fueled by above forecast sales and earnings, and by emphasizing higher margin product lines. Results were also aided by the realization of cost savings from the March 2003 acquisition of Learning Curve International. Strong cash flows have also allowed the company to cut its long-term debt by over 25%.

Strong growth in North American housing markets boosted power toolmaker Black & Decker’s 2003 earnings to record levels, and the stock has moved to levels last seen in 1999. BDK recently forecast a mid-double-digit earnings gain for the current year. A major plus for BDK is the 30%+ share of sales which comes from home improvement giants Home Depot and Lowe’s - a good base on which to build.

The poorest results were posted by Action Performance Companies and Speedway International, Inc., in each case because of issues of timing and extraordinary charges.

NASCAR IN THE NEWS.

Change is ongoing in racing. The major news this year, of course, is that Nextel Communications has assumed the sponsorship of NASCAR’s premier racing series, following a 33-year run by Winston. An even longer-term relationship (40 years) ended with Sunoco, Inc. replacing 76 Racing Fuels as the official fuel supplier to racing. Other

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CONSECO STOCKCAR STOCKS INDEX FUND
Semi-Annual Report

newcomers to the sport (and additions to both the Conseco StockCar Stocks Index and the Fund’s holdings) are lead race sponsors Advance Auto Parts, Inc., ConAgra Foods Inc., and Sirius Satellite Radio, Inc.

THE OUTLOOK.

A well-regarded economist once quipped that "It’s always easier to forecast the past", and the task is no less challenging at the moment. Last year’s improvement in both stock prices and the economy owed much to strength in consumer sentiment. The S&P 500 Index has now retaken about 50% of the ground lost from its peak in 2000, and the next few months should offer important clues about whether these moves can be sustained and extended. The consensus forecast seems to be that the economy will continue on its upward path and that GDP will grow approximately 3.5-4.0%. Even if the March surge in payrolls proved a fluke, it’s thought that such a pace would chew into unemployment and excess capacity, and would keep price increases tame. That scenario would allow the Federal Reserve to maintain its current accommodative monetary policy, a plus for the housing market. In an election year, neither the Fed nor any politician looks forward to having to raise interest rates.

The usual uncertainties remain, and we can add rising gasoline prices to the laundry list of worries. Twin deficits, the Federal budget and, as the dollar slips, foreign trade, leave the nation more dependent on foreign investors and central banks. However, these are not normally the primary issues that determine the market’s course. Stock valuations remain relatively high but, unless the economy boils over and the Fed is forced to raise rates, they may not prove to be excessive.

Beyond an improving economy, our optimism last year was bolstered by the subjective idea that only once since 1932 had stocks fallen during an Administration’s third year in office, which held true again in 2003. Our subjective thought for 2004 is that, in the same span, the S&P 500 Stock Index has risen in 13 of 17 Presidential campaign years. As well, it’s the rare occasion when stocks post only a single "up year" following a bear market. At the moment, it looks as though stocks will trade higher this year, but likely not posting gains like last year’s. From inception, the Fund has followed the Warren Buffett approach of owning solid companies, and holding them so long as they had ties to NASCAR’s premier racing series. The result is a portfolio broadly diversified by industry sector and market capitalization. Turnover among such companies has historically been low – think 40 years with 76 Racing Fuels and 33 years with RJ Reynolds’ Winston Brand – which has likewise been true of the Fund. We continue to believe that shareholders who take the long view and ignore short-term market swings will participate in the continued growth of the domestic economy and of Nextel Cup racing.

Robert T. Carter, CFA
Portfolio Manager

GROWTH OF $10,000

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Fund through 03/31/04. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN(1) (as of 03/31/04)
	INCEPTION	YEAR			SINCE
	DATE	TO DATE	1 YEAR	5 YEAR	INCEPTION

CSCS Index Fund (2)	10/01/98	13.54%	35.29%	4.40%	8.15%
CSCS Index	10/01/98	14.91%	41.15%	6.20%	9.51%
S&P 500 Index (3)	10/01/98	14.08%	35.13%	(1.20%)	3.35%

TOP 10 HOLDINGS (as of 03/31/04)
RC2 Corp.	3.2%
Radioshack Corp.	2.9%
Adolph Coors Co.	2.4%
The Home Depot, Inc.	2.4%
Aaron Rents, Inc.	2.4%
The Black & Decker Corp.	2.3%
Sunoco, Inc.	2.3%
Target Corp.	2.2%
PepsiCo, Inc.	2.2%
Electronic Arts, Inc.	2.2%

TOP 5 SECTORS (as of 03/31/04)
Food and Kindred Products	13.4%
Wholesale Trade - Durable Goods	7.8%
Business Services	6.5%
Transportation Equipment	6.3%
Petroleum Refining and Related Industries	6.3%

(1)
Past performance may not be indicative of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements in effect through April 30, 2005. If the expense reimbursements were not in place, the Fund's return would have been lower. All returns reflect reinvested dividends, but do not reflect the impact of taxes.

(2)	Fund shares are "no-load" shares and are sold without sales load.
(3)	The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

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STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (unaudited)

ASSETS:
Investments in securities at cost	$4,786,105

Investments in securities at value	$5,191,667
Interest and dividends receivable	4,298
Receivable from Conseco, Inc. and subsidiaries	11,491
Interest Bearing Cash	320,008
Prepaid expenses	3,721

Total assets	5,531,185

LIABILITIES AND NET ASSETS:
Accrued expenses	23,560

Total liabilities	23,560

Net assets	$5,507,625

NET ASSETS CONSIST OF:
Paid-in capital	$5,381,978
Accumulated undistributed net investment income	478
Accumulated undistributed net realized loss on investments	(280,393)
Net unrealized appreciation on investments	405,562

Net assets	$5,507,625

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
Shares outstanding (unlimited shares of par value $0.0001 authorized)	285,036
Net asset value, offering price and redemption price per share (Note 1)	$19.32

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS	CONSECO STOCKCAR STOCKS INDEX FUND
Semi-Annual Report

For the six months ended March 31, 2004 (unaudited)

INVESTMENT INCOME:
Interest	$40
Dividends (net of $21 in taxes withheld)	41,186

Total investment income	41,226

EXPENSES:
Investment advisory fees	17,645
Administration fee	10,858
Distribution and service fees	6,787
Transfer agent fees and expenses	25,254
Directors fees and expenses	21,960
Audit expenses	14,640
Reports - printing	11,529
Registration and filing fees	9,699
Legal fees	6,039
Custody fees	1,281
Insurance	366
Other	366

Total expenses	126,424

Less expense reductions and reimbursements (Note 3)	(85,705)

Net expenses	40,719

Net investment income	507

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on sales of investments	117,893
Net change in unrealized appreciation or depreciation on investments	561,142

Net realized and unrealized gains (losses) on investments	679,035

Net increase in net assets from operations	$679,542

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

For the six months ended March 31, 2004 (unaudited) and for the year ended September 30, 2003

	2004	2003

OPERATIONS:
Net investment income	$507	$27,644
Net realized gains (losses) on sales of investments	117,893	(237,195)
Net change in unrealized appreciation or depreciation on investments	561,142	877,913

Net increase from operations	679,542	668,362

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(26,464)	—
Net realized gains	—	(508,213)

Total dividends and distributions to shareholders	(26,464)	(508,213)

CAPITAL SHARE TRANSACTIONS:
Shares sold	146,961	286,167
Reinvested dividends and distributions	26,023	500,592
Shares redeemed	(406,719)	(678,620)
Net increase (decrease) from capital share transactions	(233,735)	108,139
Total increase in net assets	419,343	268,288
NET ASSETS:
Beginning of period	5,088,282	4,819,994

End of period	$5,507,625	$5,088,282

Including undistributed net investment income	$478	$26,435

SHARE DATA:
Sold	7,864	18,066
Reinvested dividends and distributions	1,407	32,548
Redeemed	(21,782)	(42,200)

Net increase (decrease) in shares	(12,511)	8,414

Shares outstanding:
Beginning of period	297,547	289,133
End of period	285,036	297,547

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS	CONSECO STOCKCAR STOCKS INDEX FUND
Semi-Annual Report

March 31, 2004 (unaudited)

NUMBER OF
SHARES		VALUE

COMMON STOCKS (94.3%)
AMUSEMENT AND RECREATION SERVICES (5.7%)
26,000	Dover Motorsports, Inc.	$100,100
2,350	International Speedway Corp. - Class A	110,450
3,350	Speedway Motorsports, Inc. (a)	101,539

		312,089

AUTOMOTIVE DEALERS AND GASOLINE SERVICE STATIONS (3.2%)
1,750	Advance Auto Parts (a)	71,173
5,650	CSK Auto Corp. (a)	102,322

		173,495

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY AND MOBILE HOME DEALERS (4.3%)
3,500	The Home Depot, Inc.	130,760
1,925	Lowe's Companies, Inc.	108,050

		238,810

BUSINESS SERVICES (6.5%)
5,250	Aaron Rents, Inc.	130,673
2,550	Electronic Arts, Inc. (a)	121,410
6,300	United Online, Inc. (a)	104,958

		357,041

CHEMICALS AND ALLIED PRODUCTS (5.5%)
2,300	E. I. du Pont de Nemours and Co.	97,106
2,850	Pfizer, Inc.	99,893
1,025	The Procter & Gamble Co. (Tide)	107,502

		304,501

COMMUNICATIONS (4.9%)
2,250	ALLTELL Corp.	112,253
1,875	BellSouth Corp.	51,918
2,500	Nextel Communications, Inc. - Class A (a)	61,825
1,800	SBC Communications, Inc.	44,172

		270,168

DEPOSITORY INSTITUTIONS (2.1%)
4,250	MBNA Corp.	117,427

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (4.3%)
3,400	General Electric Co. (NBC)	103,768
7,800	Infineon Technologies AG - ADR (b)	114,270
5,000	Sirius Satellite Radio, Inc. (a)	17,000

		235,038

FOOD AND KINDRED PRODUCTS (13.4%)
1,900	Adolph Coors Co. - Class B	131,955
2,000	Anheuser-Busch Companies, Inc.	102,000
2,000	The Coca-Cola Co.	100,600
3,000	ConAgra Foods, Inc.	80,820
1,850	General Mills, Inc. (Cheerios)	86,358
2,800	Kellogg Co.	109,872
2,300	PepsiCo, Inc.	123,855

		735,460

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

March 31, 2004 (unaudited)

NUMBER OF
SHARES		VALUE

GENERAL MERCHANDISE STORES (2.2%)
2,750	Target Corp.	$123,860

HOME FURNITURE, FURNISHINGS AND EQUIPMENT STORES (2.9%)
4,750	Radioshack Corp.	157,510

INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT (4.2%)
2,250	The Black & Decker Corp.	128,115
1,300	Caterpillar, Inc.	102,791

		230,906

LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (2.1%)
3,500	Georgia-Pacific Corp.	117,915

MOTION PICTURES (1.8%)
5,850	Time Warner, Inc. (TBS, Cartoon Network) (a)	98,631

MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (1.9%)
1,475	United Parcel Service, Inc. - Class B	103,014

PETROLEUM REFINING AND RELATED INDUSTRIES (6.3%)
1,300	ChevronTexaco Corp.	114,114
2,500	Exxon Mobil Corp.	103,975
2,050	Sunoco, Inc.	127,879

		345,968

PHOTOGRAPHIC EQUIPMENT AND SUPPLIES (1.5%)
3,100	Eastman Kodak Co.	81,127

PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.9%)
2,900	The News Corp. Ltd. - ADR (b)	104,342

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS (3.5%)
13,000	The Goodyear Tire & Rubber Co.	111,020
3,600	Newell Rubbermaid, Inc.	83,520

		194,540

TRANSPORTATION EQUIPMENT (6.3%)
1,775	DaimlerChrysler AG (c)	74,088
9,000	Delphi Corp.	89,640
6,650	Ford Motor Co.	90,240
2,000	General Motors Corp.	94,200

		348,168

WHOLESALE TRADE - DURABLE GOODS (7.8%)
4,800	Action Performance Companies, Inc.	73,296
3,000	Genuine Parts Co. (NAPA)	98,160
6,350	RC2 Corp. (a)	174,625
1,750	W.W. Grainger, Inc.	84,000

		430,081

The accompanying notes are an integral part of these financial statements.

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CONSECO STOCKCAR STOCKS INDEX FUND
Semi-Annual Report

NUMBER OF
SHARES		VALUE

WHOLESALE TRADE - NON-DURABLE GOODS (2.0%)
2,400	Ashland, Inc. (Valvoline)	$111,576

	Total common stock (cost $4,786,105)	5,191,667

Total investments (cost $4,786,105) (94.3%)		5,191,667

Other assets, less liabilities (5.7%)		315,958

Total net assets (100.0%)		$5,507,625

(a)	Non-income producing security.
(b)	ADR - American Depositary Receipts.
(c)	Foreign security.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2004 (unaudited)

1. ORGANIZATION

Conseco StockCar Stocks Mutual Fund, Inc. (the "Company") was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of Conseco StockCar Stocks Index Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the "series" type under the Investment Company Act of 1940 (the "1940 Act"). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the Conseco StockCar Stocks Index TM (the "Index"). The Index consists of 51 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

Common stocks and other equity-type securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking sales, at the mean between the closing bid and asked prices. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price ("NOCP"). Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Directors (the "Directors"). Debt securities with maturities of sixty (60) days or less may be valued at amortized cost, which approximates market.

Dividends to Shareholders

Dividends, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends at other intervals.

Dividends to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of 40|86 Advisors, Inc. (the "Adviser") or the Company.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. AGREEMENTS WITH SUBSIDIARIES OF CONSECO

Investment Advisory Agreement

The Adviser supervises the Company’s management and investment program, performs a variety of services in connection with the management and operation of the Fund and pays all compensation of officers and Directors who are affiliated persons of the Adviser or the Company. Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.65% of the average daily net asset value of the Fund. The total fees incurred for such services for the six months ended March 31, 2004 were $17,645.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other operating expenses until April 30, 2005 to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50% of the Fund’s average daily net assets. The total fees waived and reimbursed totaled $85,705 for the six months ended March 31, 2004.

Administration Agreement

Conseco Services, LLC (the "Administrator"), a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), supervises the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervises the maintenance of books and records of the Fund and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.40% for the first

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NOTES TO FINANCIAL STATEMENTS	CONSECO STOCKCAR STOCKS INDEX FUND
Semi-Annual Report

$50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the average daily net assets of the Fund. The total fees incurred for such services for the six months ended March 31, 2004 were $10,858.

Distribution Agreements

Conseco Equity Sales, Inc. (the "Distributor"), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for the Fund pursuant to a Principal Underwriting Agreement, dated April 28, 2000. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

The Company has adopted a Plan of Distribution and Service Pursuant to Rule 12b-1 (the "Plan") under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments up to an annual rate of 0.25% of its average daily net assets to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund’s shares. The fees are paid on a monthly basis, based on the Fund’s average daily net assets. The Distributor may also use such distribution fees to pay for expenses incurred in the distribution and promotion of the Fund’s shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the Distributor. It is possible that Plan accruals will exceed the actual expenditures by the Distributor for eligible services. Accordingly, such fees are not strictly tied to the provision of such services. The total fees incurred for such services for the six months ended March 31, 2004 were $6,787.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $519,627 and $1,019,135, respectively, for the six months ended March 31, 2004.

5. FEDERAL INCOME TAXES

The cost of investments and the composition of gross unrealized appreciation and depreciation of investments at March 31, 2004, for federal income tax purposes are shown below:

Cost of investments	$4,790,357

Gross unrealized appreciation	$866,904
Gross unrealized depreciation	$(465,594)

Net unrealized appreciation	$401,310

As of March 31, 2004, components of accumulated earnings/(deficit) on a tax basis were as follows:
Undistributed ordinary income	$478
Accumulated capital and other losses	$(276,141)
Unrealized appreciation	$401,310

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

At September 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $307,743. For tax purposes, such losses will be recognized on the first day of the following fiscal year. The Fund, at September 30, 2003, had $86,291 of capital loss carryovers which will expire in 2011.

The tax character of dividends during the six months ended March 31, 2004 and the year ended September 30, 2003 were as follows:

	2004	2003

Ordinary income	$26,464	$508,213

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FINANCIAL HIGHLIGHTS

For a share outstanding during the six months ended March 31, 2004 (unaudited)
and through each year ended September 30

	2004	2003	2002	2001	2000	1999

Net asset value per share, beginning of period	$17.10	$16.67	$17.36	$17.52	$17.84	$15.00
Income from investment operations:
Net investment income	0.00 (f)	0.09	0.03	0.08	0.12	0.02
Net realized gains (losses) and change in unrealized apprceciation or depreciation on investments	2.31	2.12	(0.68)	0.71	(0.34)	2.82

Total income (loss) from investment operations	2.31	2.21	(0.65)	0.79	(0.22)	2.84

Distributions:
Dividends from net investment income	(0.09)	—	(0.04)	(0.15)	(0.03)	—
Distribution of net realized gains	—	(1.78)	—	(0.80)	(0.07)	—

Total distributions	(0.09)	(1.78)	(0.04)	(0.95)	(0.10)	—

Net asset value per share, end of period	$19.32	$17.10	$16.67	$17.36	$17.52	$17.84

Total return (c) (e)	13.54%	14.49%	(3.77%)	4.69%	(1.24%)	18.93%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$5,508	$5,088	$4,820	$4,776	$4,756 (b )	$4,860 (b )
Ratio of expenses to average net assets (d)
Before expense reimbursemen	4.66%	5.15%	5.15% (a )	4.62%	2.62%	1.41%
After expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.44%	1.41%
Ratio of net investment income to average net assets (d)	0.02%	0.57%	0.17%	0.41%	0.66%	0.28%
Portfolio turnover rate	10%	23%	40%	36%	37%	7%

(a)	Includes 1.10% of income tax expense on net investment income and penalties which was reimbursed by the Adviser.
(b)	Includes net assets of the Adviser Class that was closed during fiscal 2001.
(c)
The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ration of expenses to average net assets exceeds, on an annual basis, 1.50%. These contractual limits may be discontinued any time after April 30, 2005.

(d)	Annualized for periods of less than one full year.
(e)	Not annualized for periods of less than one full year.
(f)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

¦ 12

BOARD OF DIRECTORS

NAME, ADDRESS AND AGE	POSITION HELD WITH COMPANY	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
GREGORY J. HAHN* (43) 11825 N. Pennsylvania St. Carmel, IN 46032	President Since September 2003 and Director Since April 2000	Chartered Financial Analyst. Senior Vice President, Adviser. President, Trustee and portfolio manager of other mutual funds managed by the Adviser.

HAROLD W. HARTLEY (80) 11825 N. Pennsylvania St. Carmel, IN 46032	Director Since April 2000	Chartered Financial Analyst. Director, Ennis Business Forms, Inc. Retired, Executive Vice President, Tenneco Financial Services, Inc. Trustee of other mutual funds managed by the Adviser.

DR. R. JAN LECROY (72) 11825 N. Pennsylvania St. Carmel, IN 46032	Director Since April 2000	Director, Southwest Securities Group, Inc. Group, Inc. Retired, President, Dallas Citizens Council. Trustee of other mutual funds managed by the Adviser.

DR. JESS H. PARRISH (76) 11825 N. Pennsylvania St. Carmel, IN 46032	Director Since April 2000	Higher Education Consultant. Former President, Midland College. Trustee of other mutual funds managed by the Adviser.

DAVID N. WALTHALL (58) 11825 N. Pennsylvania St. Carmel, IN 46032	Director Since April 2000
Principal, Walthall Asset Management. Former President, Chief Executive Officer and Director of Lyrick Corporation. Formerly, President and CEO, Heritage Media Corporation. Formerly, Director, Eagle National Bank. Trustee of other mutual funds managed by the Adviser.

*	The Director so indicated is an "interested person," as defined in the 1940 Act, of the Company due to the positions indicated with the Adviser and its affiliates.

All Directors will serve until their successors are duly elected and qualified.

All Directors oversee the 9 portfolios that make up the Conseco fund complex including 40|86 Series Trust, 40|86 Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc.

¦ 13

INVESTMENT ADVISER	DISTRIBUTOR

40|86 Advisors, Inc.	Conseco Equity Sales, Inc.
Carmel, IN	Carmel, IN
TRANSFER AGENT	CUSTODIAN

USBancorp Fund Services, LLC	The Bank of New York
Milwaukee, WI	New York, NY
INDEPENDENT AUDITORS	LEGAL COUNSEL

PricewaterhouseCoopers LLP	Kirkpatrick & Lockhart LLP
Indianapolis, IN	Washington, DC

Conseco StockCar Stocks Index Fund
Distributed by:
CONSECO EQUITY SALES, INC.
11815 N. Pennsylvania St. Carmel, IN 46032
Member NASD
Shareholder Services: 800-494-2755

Conseco StockCar Stocks Index Fund
Conseco Equity Sales, Inc.
11815 N. Pennsylvania St.
Carmel, IN 46032

Item 2. Code of Ethics.
Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6. Schedule of Investments
Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliate Purchases.
Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.
The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 10. Controls and Procedures.

(a)   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)   Any code of ethics or amendment thereto. Not applicable for semi-annual reports.

(b)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)   Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Conseco StockCar Stocks Mutual Fund, Inc.

By (Signature and Title)__/s/ Gregory J. Hahn_______________
Gregory J. Hahn, President

Date May 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)___/s/ Gregory J. Hahn_____________
Gregory J. Hahn, President

Date May 24, 2004

By (Signature and Title)__/s/ Audrey L. Kurzawa____________
Audrey L. Kurzawa, Treasurer

Date May 24, 2004